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                                                                 EXHIBIT 10.(d)


                       AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS AMENDMENT TO EMPLOYMENT AGREEMENT, dated as of August 1, 1999, amends the Employment Agreement entered as of the 1st day of March, 1998 (the "Employment Agreement") by and between Florida Progress Corporation (the "Company"), and Richard Korpan (the "Employee") for the purpose of establishing minimum pension benefits in the event Employee shall cease to be employed as a result of a change in control.


         NOW THEREFORE, in consideration of the premises and the mutual covenants contained in the Employment Agreement, the Company and the Employee hereby agree that the following language shall be inserted in its entirety as
Section 5.(c)(iii) to the Employment Agreement:

         5.(c)(iii) if the Term of Employment ends prior to age 62 by virtue of a Change in Control as that term is defined in the SERP, Employee's annual retirement benefits to be paid to Employee or his current spouse from the SERP, the Employees' Retirement Plan of Florida Progress Corporation and the Florida Progress Corporation Retirement Benefit Non-discrimination Plan for Excess Benefits shall not be less than $755,000.


         All other provisions of the Employment Agreement shall remain in full force and effect.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Employment Agreement to be executed as of the date first above written.


     WITNESSES:                      FLORIDA PROGRESS CORPORATION

/s/ Penelope A. Waters
----------------------
Penelope A. Waters                   By: /s/ Richard A. Nunis
                                        ---------------------------------------
/s/ William G. Kelley                        Richard A. Nunis, Chairman,
----------------------                       Compensation Committee
William G. Kelley

/s/ Carole L. Porter                   /s/ Richard Korpan
----------------------                 ----------------------------------------
Carole L. Porter                           Richard Korpan

/s/ Becky Jo Browne
----------------------
Becky Jo Browne



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